UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): May 11, 2019

EHEALTH, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33071	56-2357876
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification No.)
2625 AUGUSTINE DRIVE, SECOND FLOOR
SANTA CLARA, CA, 95054
(Address of principal executive offices) (Zip code)

(650) 584-2700
Registrant’s telephone number, including area code

Not Applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	EHTH	The NASDAQ Stock Market LLC

Section 8 - Other Events

Item 8.01 Other Events.

On May 11, 2019, the board of directors of eHealth, Inc. (the “Company”) appointed current director Andrea Brimmer to serve on the audit committee of the board. Following the appointment, the audit committee consisted of Randall Livingston (chairperson), Michael Goldberg and Andrea Brimmer. The board also reduced the size of the board from six to five.
SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	May 13, 2019		eHealth, Inc.
		By:	/s/ Scott Giesler
Scott Giesler
Senior Vice President, General Counsel and Secretary